UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-07850

                             PNC Advantage Funds

(Exact name of Registrant as specified in charter)

One East Pratt Street – 5th Floor

                                       Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

Delaware Corporations LLC

800 Delaware Avenue

                                             Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-364-4890

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

PNC Advantage Funds

May 31, 2014

Annual Report
Advantage Money Market Funds

PNC Advantage Institutional Government Money Market Fund

PNC Advantage Institutional Money Market Fund

PNC Advantage Institutional Treasury Money Market Fund

PNC ADVANTAGE FUNDS

  P N C

  A D V A N T A G E   F U N D S

  A N N U A L   R E P O R T

PNC Advantage Institutional

Government Money Market Fund

PNC Advantage Institutional

Money Market Fund

PNC Advantage Institutional

Treasury Money Market Fund

T A B L E   O F   C O N T E N T S

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of PNC Advantage Institutional Government Money Market Fund, PNC Advantage Institutional Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund (individually, a “Fund”, collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-364-4890 or downloading one at pncfunds.com. Please read it carefully before you invest or send money.

NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Advantage Funds and receives fees for its services. PNC Advantage Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

©2014 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

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L E T T E R  T O  S H A R E H O L D E R S

Dear Shareholders:

We are pleased to present this annual report for the PNC Advantage Funds for the 12 months ended May 31, 2014 (the “annual period”).

Please note that Kevin McCreadie, formerly President and Chief Investment Officer of PNC Capital Advisors, LLC and President of PNC Advantage Funds, announced his resignation from the firm effective May 23, 2014. We thank Kevin for his 12 years of leadership and contributions to the firm and wish him well. Mark McGlone assumed responsibility for PNC Capital Advisors, LLC and serves as the firm’s President and Chief Investment Officer. Mark has been with PNC Capital Advisors, LLC and its predecessor for more than 30 years in a variety of investment management and leadership roles and most recently served as the firm’s Chief Risk Officer. Jennifer E. Spratley was appointed as President of PNC Advantage Funds by the Board of Trustees of PNC Advantage Funds. Jennifer previously served as Vice President of PNC Advantage Funds. She has over twenty years of experience in the investment company industry and currently leads the fund administration team at PNC Capital Advisors, LLC.

We continue to believe that by offering the opportunity to diversify your investments among an array of money market, taxable and tax-exempt fixed income, equity and retirement-oriented mutual funds, PNC Capital Advisors, LLC may help you and/or your adviser fulfill your individual asset allocation objectives.

Before reviewing the financial statements and schedules of investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the economy and the money markets over the annual period.

Economic Review

Global Gross Domestic Product (“GDP”) growth was generally sluggish during the annual period, but also uneven. European countries have seen accelerating economic activity as they move out of recession, while economic growth in the emerging markets softened. In the U.S., consumer spending and private investment increased, albeit slowly, while government spending actually contracted in a stark difference between the current and former recoveries. From a growth rate of 1.8% in the first quarter of 2013, U.S. real GDP bounced to a growth rate of 2.5% in the second quarter of 2013 to 3.6% in the third quarter of 2013 and then back to 2.6% in the fourth quarter of 2013. U.S. economic growth hit a soft patch during the first quarter of 2014, with GDP actually declining at an annualized rate of -1.0%, with many attributing the slowdown to harsh winter weather across much of the country.

As the annual period began in June 2013, data signaled that the U.S. economy remained on a moderate growth path, buoyed by the housing and labor markets. Such data drove widespread speculation that tapering by the Federal Reserve (the “Fed”) might begin sooner than expected. Then-Fed Chair Ben Bernanke had first hinted at monetary policy tightening in mid-May 2013. In June, he suggested the Fed might begin reducing its asset purchases via its quantitative easing program with an eye to ending the program in mid-2014 depending on sufficient economic data improvement.

During the third quarter of 2013, the U.S. economy maintained its moderate growth, led by solid performance from the housing and auto segments. U.S. manufacturing also rebounded, and service sector activity expanded at its fastest pace in almost eight years. The unemployment rate declined

“...the U.S. economy remained on a moderate growth path...” Commentary provided by PNC Capital Advisors, LLC as of July 25, 2014

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L E T T E R  T O  S H A R E H O L D E R S

“...a rate hike may come sooner than markets anticipated, possibly in mid-2015.” Commentary provided by PNC Capital Advisors, LLC as of July 25, 2014 partially due to a decrease in the labor force participation rate, and consumer confidence fell to a four-month low in September, as geopolitical uncertainties and the impending budget battle in the U.S. Congress remained concerns. In a surprise move in mid-September, the Fed decided to keep its level of asset purchases unchanged, citing both an economy that was not expanding as fast as it had hoped as well as fiscal constraints such as sequestration spending cuts and the debt ceiling debate as potential headwinds to growth. Bernanke emphasized that the Fed would await further evidence of a sustainable economic recovery before tapering.

At the beginning of the fourth quarter of 2013, a political stalemate over U.S. federal government funding led to a 16-day partial federal government shutdown, ending with a last-minute deal and a narrow avoidance of a U.S. default. Also in October 2013, Janet Yellen was nominated to succeed Bernanke as Fed Chair beginning January 31, 2014. By December 2013, economic data appeared to be improving and that month the Fed announced that starting in January 2014, it would reduce its quantitative easing program’s monthly asset purchases from $85 billion to $75 billion. To mitigate the market impact of the taper announcement, the Fed reiterated its bias to keep rates low throughout the economic recovery.

While U.S. economic data disappointed in the first months of 2014, the Fed reduced its monthly asset purchases by $10 billion in each of the first five months of 2014, as it believed the U.S. economy appeared poised for stronger economic growth. Also, the Fed’s March 2014 policy announcements suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015, and at the same time, dropped language regarding both the 6.5% unemployment rate and the 2.5% projected rate of inflation as its thresholds for rate hikes, as future decisions appear to be moving to a more qualitative-based assessment.

Money Markets

Yields in the taxable and tax-exempt money markets remained extremely low throughout the annual period. In June 2013, markets were focused on U.S. economic data as a key determinant of the Fed policy outlook, and the stronger than expected payroll data reinforced expectations the Fed would start reducing its quantitative easing measures during 2013. Late in June, volatility picked up in the money markets, largely as a result of quarter-end balance sheet pressures. In July, the financial markets appeared to have settled on a consensus view that Fed tapering was likely to begin in September 2013, which helped stabilize interest rate volatility for a portion of the month. However, debate over Fed Chair Bernanke’s successor introduced new concerns around future Fed policy and drove a month-end increase in intermediate-term and longer-term interest rates. In contrast, repurchase agreement, or repo, rates remained low throughout the month. Yields on short-term U.S. Treasury bills remained relatively stable as a result of abundant liquidity.

In August 2013, a special presentation on the Fed’s long-term planning for policy implementation was of particular relevance to money market investors. The presentation included a discussion on a “fixed-rate, full-allotment overnight reverse repurchase agreement facility as an additional tool for managing money market rates.” This facility would provide the Fed with another tool to manage short-term interest rates and monetary policy.

In September 2013, the Fed’s surprise announcement that it would not yet begin to taper its quantitative easing program led to a rally in U.S. Treasury yields, capping a quarter during which money market funds brought in $92.3 billion compared with $11.1 billion for long-term mutual funds. However,

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L E T T E R  T O  S H A R E H O L D E R S

just ahead of a critical deadline to raise the U.S. debt ceiling, money market fund assets recorded their largest one-week decline since August 2011, as investors pulled $43 billion out on fear of a possible U.S. government default. Without a debt ceiling increase, the government would have faced a default, possibly including default on some of those short-term U.S. Treasuries and other government securities held in money market funds. Late on October 16, 2013, the U.S. Congress announced a deal to prevent the U.S. from defaulting and to end the government shutdown. Shareholder flows and yield volatility quieted in November. The most significant development in November 2013, however, was the U.S. Treasury’s announcement that it would conduct its first auction of floating-rate notes (“FRNs”) on January 29, 2014. This is a notable event because it is the U.S. Treasury’s first new capital market product in 17 years. The FRNs have a maturity of two years and an interest rate that resets daily based on the most recent 13-week Treasury bill auction rate plus or minus a spread that is set at the auction. As expected, the major buyers of FRNs are money market mutual funds.

The Fed announced in December 2013 that it would take its first step in winding down its asset purchases, or tapering its quantitative easing program, in January 2014. The initial reduction would be $10 billion per month, split between U.S.Treasury securities and mortgage-backed securities. The Fed also announced changes to its reverse repurchase agreement facility (“RRF”), raising the allotment limit and reducing the rate paid. Through the RRF, the Fed lends U.S. Treasury securities to counterparties, such as dealers, money market funds and government-sponsored entities, in exchange for cash. The RRF is intended to assist in setting a floor under short-term interest rates after years of near-zero Fed policy rates and quantitative easing. Most importantly for short-term interest rates, the Fed extended the RRF until January 30, 2015 and raised the maximum allotment per counterparty yet again.

There were also a number of significant developments on the money market reform front during the annual period. On June 5, 2013, the Securities and Exchange Commission (“SEC”) unanimously voted to release for public comment two primary proposals for amendments, or “alternative proposals,” to Rule 2a-7 of the Investment Company Act of 1940, which regulates open-end money market mutual funds.

Following the 90-day comment period, which ended on September 17, 2013, the SEC began reviewing comments received and determining whether the proposed regulations should be adopted, revised or rejected (the “Review Period”). At the end of October 2013, several asset management firms jointly submitted a comment letter to the SEC proposing an alternative approach to the definition of a retail money market fund. In March 2014, the SEC’s Division of Economic Risk and Analysis published and sought public comment on the results of four money market mutual fund reform-related studies it had completed. After much anticipation by the industry, on July 23, 2014, the SEC Commissioners approved final amendments to Rule 2a-7. In summary, the SEC adopted rule amendments that will (1) require institutional prime and institutional tax-exempt money market funds to “float” their net asset value, rather than the current $1.00 stable share price, (2) permit prime and tax-exempt money market funds to charge a liquidity fee of up to 2% on all redemptions if the seven-day liquidity buffer falls below 30% of total assets and (3) enhance transparency, diversification and stress testing requirements for money market funds. The 2014 reforms are intended to further strengthen money market mutual funds and enhance their transparency. The amendments themselves have no deliberate immediate impact on how money market funds operate as the compliance date for the most significant changes is not for another two years. PNC Capital Advisors, LLC and PNC Advantage Funds are evaluating the impact of the new rules on our current money market fund offering. As we approach the compliance deadlines mentioned above, we will provide additional updates. In the meantime, we will continue to manage the funds using our cash management philosophy that places the utmost importance on capital preservation, liquidity, and transparency for our clients.

Our View Ahead

In our view, global economic growth is likely to accelerate during the second half of 2014, though with moderate declines in Europe and questionable growth rates among the emerging markets. With a focus on the U.S., we expect real GDP growth to increase from 1.9% in 2013 to a range between 2.0% to 2.5% for the calendar year 2014, especially should unemployment continue to decline as we anticipate and inflationary pressures remain tame. With an improving economy, we expect U.S. monetary policy to shift from highly accommodative to more moderately accommodative. As mentioned earlier, the tapering of the Fed’s quantitative easing program has been underway since January 2014, and we anticipate the gradual monthly tapering to continue through the next few months. That said, we expect short-term interest rates to remain near zero through at least the remainder of the calendar year. Indeed, after temporarily unsettling the markets in

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L E T T E R  T O  S H A R E H O L D E R S

“...we expect short-term interest rates to remain near zero through at least the remainder of the calendar year.” Commentary provided by PNC Capital Advisors, LLC as of July 25, 2014

March 2014 by hinting the Fed may increase interest rates sooner than previously anticipated, Chair Janet Yellen subsequently appeared to go out of her way to re-emphasize the Fed’s commitment to keep short-term interest rates low. We further expect the reduced federal fiscal drag compared to one year prior to buoy an acceleration in U.S. economic growth, while broad-based gains in consumer spending, residential investment and business investment, if realized, could provide additional support.

Certainly, headwinds remain, both domestically and abroad, including potential weather-related drag, seemingly stalled housing activity, struggling economic reforms in Japan, credit bubble concerns in China and ongoing geopolitical turmoil in several regions. However, we maintain that reaccelerating economic growth, especially in the U.S. and Europe, should support corporate earnings.

In the money markets, we believe that the relative safety, diversification and liquidity offered by money market funds are further strengthened by the recently announced reforms and will ensure that they continue to play a key role in investors’ portfolios.

We thank you for being a part of the PNC Advantage Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Mark McGlone	Jennifer E. Spratley
President and Chief Investment Officer	President
PNC Capital Advisors, LLC	PNC Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Advantage Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Advantage Funds’ trading intent.

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A B B R E V I A T I O N S  A N D  D E F I N I T I O N S  F O R  S C H E D U L E S  O F

  I N V E S T M E N T S  A N D  F I N A N C I A L  S T A T E M E N T S

Schedules of Investments:

Cl — Class

DN — Discount Note. The rate shown is the effective yield at purchase date.

FRN —  Floating Rate Note. The rate shown is the rate in effect on May 31, 2014, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

SBPA — Standby Bond Purchase Agreement

VRDN — Variable Rate Demand Note. The rate shown is the rate in effect on May 31, 2014, and the date shown is the next reset or put date.

Financial Statements:

— Amounts designated as “ —” are either zero or rounded to zero.

See Notes to Financial Statements.

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S U M M A R Y  O F  P O R T F O L IO  H O L D I N G S / E X P E N S E  T A B L E S

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments for each of the PNC Advantage Funds.

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund
Commercial Paper	–	30.6%	–
Asset-Backed Commercial Paper	–	25.5	–
Repurchase Agreements	45.3%	15.2	71.7%
Certificates of Deposit	–	11.6	–
Education Revenue Bonds	–	3.0	–
Asset-Backed Securities	–	2.6	–
Money Market Fund	0.7	2.5	2.6
Hospital/Nursing Home Revenue Bonds	–	2.3	–
Corporate Bonds	–	1.5	–
Refunding Bonds	–	1.5	–
Industrial/Development Revenue Bonds	–	1.4	–
General Obligations	–	1.1	–
Funding Agreement	–	0.7	–
Federal Home Loan Bank	18.5	0.5	–
Federal National Mortgage Association	15.2	–	–
Federal Home Loan Mortgage Corporation	13.1	–	–
Federal Farm Credit Bank	5.0	–	–
U.S. Treasury Notes	2.2	–	18.6
U.S. Treasury Bills	–	–	7.1
	100.0%	100.0%	100.0%

All mutual funds have operating expenses. As a shareholder of a Fund, you could incur operating expenses including investment advisory fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2013 to May 31, 2014).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•	Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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S U M M A R Y  O F  P O R T F O L I O  H O L D I N G S / E X P E N S E  T A B L E S

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
Institutional Government Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.07	0.07%	$0.33
Advisor Class	1,000.00	1,000.07	0.07	0.33
Service Class(3)	1,000.00	1,000.01	0.07	0.34
Hypothetical(4)
Institutional Class	1,000.00	1,024.60	0.07	0.34
Advisor Class	1,000.00	1,024.60	0.07	0.34
Service Class(3)	1,000.00	1,024.59	0.07	0.35
Institutional Money Market Fund(5)
Actual
Institutional Class	$1,000.00	$1,000.25	0.09%	$0.47
Advisor Class	1,000.00	1,000.25	0.09	0.47
Hypothetical(4)
Institutional Class	1,000.00	1,024.46	0.09	0.47
Advisor Class	1,000.00	1,024.46	0.09	0.47
Institutional Treasury Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.07	0.04%	$0.21
Advisor Class	1,000.00	1,000.07	0.04	0.21
Service Class	1,000.00	1,000.07	0.04	0.21
Hypothetical(4)
Institutional Class	1,000.00	1,024.72	0.04	0.22
Advisor Class	1,000.00	1,024.72	0.04	0.22
Service Class	1,000.00	1,024.72	0.04	0.22
(1)	The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the six-month period December 1, 2013 to May 31, 2014 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2014.

(2)	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(3)	Actual expense calculations for Service Shares are based on data since shares were first sold (excluding seed capital of $10) on February 4, 2014 and Hypothetical Expense calculations for the share class assumes the share class has been in existence for 182 days, and are based on data since November 30, 2013.

(4)	Assumes annual return of 5% before expenses.

(5)	During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Advisory Class shares of Institutional Money Market Fund (See Note 8 in Notes to Financial Statements). This voluntary expense reimbursement made by the Underwriter had no impact on the expense ratios of the Fund.

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T R U S T E E S  A N D  O F F I C E R S  O F  T H E   T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Trustees During Past 5 Years[4]

Independent Trustees
Dorothy A. Berry 70	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 40 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
John G. Drosdick 70	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 40 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Lincoln Financial Corporation (financial services) until 2005; Director, Triumph Group Inc. (aerospace manufacturer).
Dale C. LaPorte 72	Trustee	Since April 2005	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974 – 2005, and Chairman of Executive Committee, 2000 – 2004, of Calfee, Halter & Griswold LLP (law firm).	2 registered investment companies consisting of 40 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.
L. White Matthews, III 68	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012	Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003- 2007.	2 registered investment companies consisting of 40 portfolios	Director, Matrixx Initiatives, Inc.(pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage).
Edward D. Miller, Jr. 71	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 40 portfolios	Director, Care Fusion (health care devices); Director, PNC Funds, Inc. until 2010.
Stephen M. Todd 66	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003 - 2010.	2 registered investment companies consisting of 40 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Trustees During Past 5 Years[4]

Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 45	President Vice President	Since June 2014 From March 2010 to June 2014	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
Michael Donahoe 1900 East 9th Street, 15th Floor Cleveland, OH 44114 50	Chief Compliance Officer	Since June 2014	Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since June 2011; Senior Vice President of Fund Administration and Compliance at Citi’s Securities and Fund Services Group, 2006-2011.	N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 48	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.	N/A	N/A
Savonne L. Ferguson One East Pratt Street, 5th Floor Baltimore, MD 21202 40	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A

  1Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne   L. Ferguson.

  2With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in   which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the   Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving   written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

  3The “Fund Complex” is comprised of two registered investment companies for which PCA or any of its affiliates serves as investment adviser. The number of portfolios   overseen by the Trustees includes the PNC Advantage Funds (three portfolios) and the PNC Funds (thirty- seven portfolios).

  4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment   companies registered under the 1940 Act.

  For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge,   upon request by calling 1-800-364-4890.

P N C  A d v a n t a g e  F u n d s

R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the Board of Trustees and Shareholders of

PNC Advantage Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of PNC Advantage Institutional Government Money Market Fund, PNC Advantage Institutional Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund constituting PNC Advantage Funds (the “Trust”), as of May 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds in the Trust as of May 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

July 29, 2014

P N C A d v a n t a g e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Institutional Government Money Market Fund
	Institutional Shares							Advisor Shares						Service Shares
	2014	2013		2012	2011		2010(1)	2014	2013		2012	2011(2)		2014(3)
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$ 1.00

Net Investment Income†	– *	–	*	– *	–	*	– *	– *	–	*	– *	–	*	– *
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	–	*	–	–	–	*	–	–	*	–

Total from Investment Operations	– *	–	*	– *	–	*	– *	– *	–	*	– *	–	*	– *

Dividends from Net Investment Income	– *	–	*	– *	–	*	– *	– *	–	*	– *	–	*	– *
Distributions from Net Realized Gains	–	–		–	–		–	–	–		–	–		–

Total Distributions	– *	–	*	– *	–	*	– *	– *	–	*	– *	–	*	– *

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$ 1.00

Total Return	0.01%	0.01%		0.02%	0.06%		0.03%	0.01%	0.01%		0.02%	0.02%		0.00%

Ratios/Supplemental Data
Net Assets End of Year (000)	$62,924	$74,759		$92,802	$61,615		$15,005	$8,526	$9,859		$1,242	$179		$ –
Ratio of Expenses to Average Net Assets	0.07%	0.16%		0.11%	0.10%		0.10%	0.07%	0.15%		0.09%	0.08%		0.07%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%		0.01%	0.05%		0.05%	0.01%	0.01%		0.01%	0.05%		0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.32%	0.34%		0.31%	0.53%		0.61%	0.32%	0.36%		0.28%	0.47%		0.31%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.24)%	(0.17)%		(0.19)%	(0.38)%		(0.45)%	(0.24)%	(0.20)%		(0.18)%	(0.34)%		(0.23)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	Commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Advisor Shares were first sold (excluding seed capital of $10) on January 28, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Service Shares were first sold (excluding seed capital of $10) on February 4, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C A d v a n t a g e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Institutional Money Market Fund(1)
	Institutional Shares									Advisor Shares
	2014	2013		2012		2011		2010(2)		2014	2013		2012		2011		2010(2)
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net Investment Income†	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	*	–	*	–	*	–	–	*	–	*	–	*	–	*

Total from Investment Operations	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*	–	*	–	*

Dividends from Net Investment Income	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–	–		–		–		–		–	–		–		–		–

Total Distributions	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*	–	*	–	*

Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return	0.05%	0.05%		0.05%		0.07%		0.12%		0.05%	0.05%		0.05%		0.07%		0.10%

Ratios/Supplemental Data
Net Assets End of Year (000)	$907,578	$634,083		$834,099		$932,972		$864,478		$281,866	$218,202		$119,508		$145,296		$35,123
Ratio of Expenses to Average Net Assets	0.10%	0.16%		0.14%		0.19%		0.19%		0.10%	0.16%		0.14%		0.19%		0.21%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%		0.05%		0.06%		0.14%		0.05%	0.05%		0.05%		0.06%		0.10%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.22%	0.23%		0.22%		0.22%		0.22%		0.22%	0.23%		0.22%		0.22%		0.26%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.07)%	(0.02)%		(0.03)%		0.03%		0.11%		(0.07)%	(0.02)%		(0.03)%		0.02%		0.05%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

At May 31, 2014, net assets of the Service Shares amounted to $10, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

(2)

The Board of Trustees approved the participation by the Institutional Money Market Fund (the “Fund”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Fund paid participation fees of 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

See Notes to Financial Statements.

P N C A d v a n t a g e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Institutional Treasury Money Market Fund
	Institutional Shares								Advisor Shares						Service Shares
	2014	2013		2012	2011		2010(1)		2014	2013		2012	2011(2)		2014	2013		2012	2011(3)
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00	$1.00

Net Investment Income†	– *	–	*	– *	–	*	–	*	– *	–	*	– *	–	*	– *	–	*	– *	–	*
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	–	*	–	*	–	–	*	–	–	*	–	–	*	–	–	*

Total from Investment Operations	– *	–	*	– *	–	*	–	*	– *	–	*	– *	–	*	– *	–	*	– *	–	*

Dividends from Net Investment Income	– *	–	*	– *	–	*	–	*	– *	–	*	– *	–	*	– *	–	*	– *	–	*
Distributions from Net Realized Gains	–	–		–	–		–		–	–		–	–		–	–		–	–

Total Distributions	– *	–	*	– *	–	*	–	*	– *	–	*	– *	–	*	– *	–	*	– *	–	*

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00	$1.00

Total Return	0.01%	0.01%		0.01%	0.03%		0.01%		0.01%	0.01%		0.01%	0.00%		0.01%	0.01%		0.01%	0.03%

Ratios/Supplemental Data
Net Assets End of Year (000)	$174,871	$115,062		$111,735	$36,398		$15,090		$10,980	$8,412		$3,619	$2,547		$1,601	$2,711		$11,149	$4,192
Ratio of Expenses to Average Net Assets	0.05%	0.12%		0.08%	0.10%		0.08%		0.05%	0.13%		0.07%	0.07%		0.05%	0.14%		0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%		0.01%	0.01%		0.01%		0.01%	0.01%		0.01%	0.01%		0.01%	0.01%		0.01%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.26%	0.28%		0.30%	0.49%		0.61%		0.27%	0.29%		0.32%	0.53%		0.27%	0.29%		0.31%	0.60%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.20)%	(0.15)%		(0.21)%	(0.38)%		(0.52)%		(0.21)%	(0.15)%		(0.24)%	(0.45)%		(0.21)%	(0.14)%		(0.21)%	(0.50)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	Commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Advisor Shares were first sold (excluding seed capital of $10) on March 16, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Service Shares were first sold (excluding seed capital of $10) on October 29, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  G o v e r n m e n t   M o n e y  M a r k e t   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 52.9%
Federal Farm Credit Bank — 5.1%
Federal Farm Credit Bank
0.250%, 07/28/14	$800	$800
3.000%, 09/22/14	500	505
0.280%, 12/11/14	500	500
Federal Farm Credit Bank (DN) 0.107%, 11/17/14	1,100	1,099
Federal Farm Credit Bank (FRN) 0.132%, 08/15/14	750	750

		3,654

Federal Home Loan Bank — 19.3%
Federal Home Loan Bank
2.500%, 06/13/14	850	850
0.125%, 07/25/14	800	800
0.080%, 10/15/14	1,000	1,000
0.010%, 11/05/14	700	700
Federal Home Loan Bank (DN)
0.070%, 06/04/14	800	800
0.075%, 06/06/14	800	800
0.060%, 06/25/14	1,050	1,050
0.090%, 07/18/14	800	800
0.050%, 07/23/14	1,150	1,150
0.000%, 07/25/14	550	550
0.080%, 08/25/14	310	310
0.060%, 08/27/14	700	700
0.080%, 09/17/14	300	300
0.090%, 09/24/14	1,100	1,100
0.070%, 09/26/14	700	700
Federal Home Loan Bank (FRN)
0.080%, 06/27/14	900	900
0.107%, 01/13/15	1,000	1,000

		13,510

Federal Home Loan Mortgage Corporation — 13.4%
Federal Home Loan Mortgage Corporation
1.000%, 07/30/14	750	751
0.250%, 08/14/14	800	800
1.000%, 08/20/14	800	801
Federal Home Loan Mortgage Corporation (DN)
0.080%, 06/02/14	400	400
0.081%, 06/05/14	300	300
0.081%, 06/12/14	697	697
0.080%, 06/17/14	500	500
0.120%, 06/27/14	760	760
0.075%, 07/11/14	1,500	1,500
0.130%, 08/19/14	297	297
0.075%, 09/16/14	500	500
0.090%, 09/22/14	1,200	1,200
0.096%, 10/02/14	850	850
0.070%, 10/24/14	175	175

		9,531

Federal National Mortgage Association — 15.1%
Federal National Mortgage Association 0.875%, 08/28/14	800	801
Federal National Mortgage Association (DN)
0.071%, 06/05/14	640	640
0.070%, 06/05/14	460	460
0.066%, 06/11/14	500	500
0.086%, 06/23/14	383	383
0.090%, 07/14/14	700	700

	Par (000)	Value (000)

0.080%, 07/15/14	$750	$750
0.000%, 07/17/14	800	800
0.081%, 07/23/14	500	500
0.070%, 07/28/14	400	400
0.130%, 08/01/14	300	300
0.096%, 09/03/14	669	669
0.101%, 09/10/14	833	832
0.080%, 09/15/14	300	300
0.070%, 09/24/14	700	700
0.080%, 10/01/14	784	784
0.060%, 10/15/14	575	575
Federal National Mortgage Association (FRN) 0.360%, 06/23/14	1,000	1,000

		11,094

Total U.S. Government Agency Obligations (Cost $37,789)		37,789

U.S. TREASURY OBLIGATION — 2.2%
U.S. Treasury Note — 2.2%
0.075%, 01/31/16 (FRN)	1,600	1,600
Total U.S. Treasury Obligation (Cost $1,600)		1,600

	Number of Shares
MONEY MARKET FUND — 0.7%
Invesco Government & Agency Portfolio	500,000	500

Total Money Market Fund (Cost $500)		500

	Par (000)
REPURCHASE AGREEMENTS† — 46.3%

Deutsche Bank Securities, Inc.

0.080% (dated 05/30/14, due 06/02/14, repurchase price $9,000,060, collateralized by Federal Home Loan Mortgage Corporation Bond, Federal National Mortgage Association Bonds and Government National Mortgage Association Bond, 3.000% to 5.000%, due 06/01/26 to 04/01/44, total value $9,180,001)	9,000	9,000

HSBC Securities USA

0.080% (dated 05/30/14, due 06/02/14, repurchase price $8,000,053, collateralized by Federal National Mortgage Association Bond, 2.500%, due 06/01/23, total value $8,160,358)	8,000	8,000

Merrill Lynch Pierce Fenner and Smith

0.080% (dated 05/30/14, due 06/02/14, repurchase price $8,058,054, collateralized by Government National Mortgage Association Bonds, 4.00% to 5.500%, due 03/15/33 to 09/15/41, total value $8,219,160)	8,058	8,058

See Notes to Financial Statements.

	Par (000)	Value (000)
REPURCHASE AGREEMENTS† — continued
Toronto Dominion Securities LLC 0.080% (dated 05/30/14, due 06/02/14, repurchase price $8,000,053, collateralized by U.S. Treasury Note, 1.500%, due 08/31/18, total value $8,160,049)	$8,000	$8,000

Total Repurchase Agreements (Cost $33,058)		33,058

TOTAL INVESTMENTS — 102.1%
(Cost $72,947)*		72,947
Other Assets & Liabilities — (2.1)%		(1,497)
TOTAL NET ASSETS — 100.0%		$71,450

*	Also cost for Federal income tax purposes.

†	As of May 31, 2014, the gross value of repurchase agreements was $33,058 (000) and the value of collateral received, excluding excess, was $33,058 (000). See Note 2 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Money Market Fund	$500	$–	$–	$500
Repurchase Agreements	–	33,058	–	33,058
U.S. Government Agency Obligations	–	37,789	–	37,789
U.S. Treasury Obligation	–	1,600	–	1,600

Total Assets - Investments in Securities	$500	$72,447	$–	$72,947

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  M o n e y   M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y   3 1 ,   2 0 1 4

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 2.7%
Automotive — 2.7%
Fifth Third Auto Trust, Series 2014-1, Cl A1 0.200%, 03/16/15	$4,421	$4,421
Ford Credit Auto Lease Trust, Series 2014-A, Cl A1 0.200%, 04/15/15 144A	6,018	6,018
Ford Credit Auto Owner Trust, Series 2014-A, Cl A1 0.230%, 01/15/15 144A	837	837
Honda Auto Receivables Owner Trust, Series 2013-4, Cl A1 0.240%, 11/18/14	1,416	1,416
Hyundai Auto Lease Securitization Trust, Series 2014-A, Cl A1 0.200%, 03/16/15 144A	2,920	2,920
Hyundai Auto Receivables Trust, Series 2014-A, Cl A1 0.200%, 02/17/15	863	863
Mercedes Benz Auto Lease Trust, Series 2014-A, Cl A1 0.200%, 12/15/14	6,903	6,903
Volkswagen Auto Lease Trust, Series 2014-A, Cl A1 0.200%, 02/20/15	1,805	1,804
Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Cl A1 0.230%, 11/20/14	722	722
World Omni Auto Receivables Trust, Series 2014-A, Cl A1 0.200%, 05/15/15	5,816	5,816

		31,720

Equipment — 0.0%
CNH Equipment Trust, Series 2013-C, Cl A1 0.250%, 09/15/14	20	20
GE Equipment Midticket LLC Series 2013-1, Cl A1 0.230%, 09/22/14	190	190

		210

Total Asset-Backed Securities (Cost $31,930)		31,930

CERTIFICATES OF DEPOSIT — 11.8%
Banks — 1.0%
Citibank NA 0.160%, 08/19/14	10,000	10,000
JPMorgan Chase Bank 0.420%, 08/11/14	1,768	1,768

		11,768

Yankee — 10.8%
Bank of Montreal Chicago 0.160%, 06/05/14	7,500	7,500
0.150%, 07/22/14	7,700	7,700
Bank of Montreal Chicago (FRN) 0.567%, 08/08/14	7,000	7,005

	Par (000)	Value (000)

Bank of Nova Scotia 0.210%, 08/13/14	$9,000	$9,000
Bank of Tokyo-Mitsubishi 0.240%, 06/05/14	10,000	10,000
Canadian Imperial Bank of Commerce NY (FRN) 0.292%, 11/24/14	9,400	9,400
DnB Bank ASA 0.230%, 10/01/14	10,000	10,001
Nordea Bank Finland NY 0.205%, 10/10/14	6,500	6,500
Overseas-Chinese Banking 0.180%, 06/18/14 0.200%, 07/08/14	18,000 17,500	17,999 17,500
Svenska Handelsbanken 0.175%, 07/21/14 0.160%, 08/18/14	6,100 10,000	6,100 10,000
Westpac Banking 0.290%, 10/29/14	10,000	10,000

		128,705

Total Certificates of Deposit (Cost $140,473)		140,473

ASSET-BACKED COMMERCIAL PAPER† — 25.9%
Financial Services — 25.9%
Alpine Securitization
0.180%, 07/17/14	14,000	13,997
0.180%, 07/17/14	6,000	5,999
0.160%, 07/22/14	6,800	6,798
0.180%, 07/22/14	5,500	5,499
0.170%, 08/04/14	4,200	4,199
Cafco LLC
0.160%, 06/10/14	5,900	5,900
Ciesco LLC
0.180%, 06/09/14	12,000	11,999
0.180%, 06/11/14	9,200	9,199
Collateralized CP LLC
0.150%, 06/10/14	5,500	5,500
0.180%, 06/26/14	1,500	1,500
0.170%, 08/01/14	12,700	12,696
0.230%, 08/18/14	5,700	5,697
Erste Abwicklungsanstalt
0.160%, 06/23/14	11,450	11,449
Fairway Finance LLC
0.150%, 07/09/14	5,000	4,999
0.190%, 10/06/14	17,200	17,188
Gemini Securitization
0.230%, 06/17/14	4,000	4,000
Gotham Funding
0.180%, 06/03/14	7,500	7,500
0.145%, 06/18/14	6,000	6,000
Kells Funding LLC
0.155%, 06/02/14	4,600	4,600
Liberty Street Funding LLC
0.150%, 06/20/14	14,825	14,824
0.344%, 08/04/14	9,200	9,197
Nieuw Amsterdam Receivables
0.140%, 06/24/14	3,400	3,400
0.180%, 07/07/14	10,000	9,998
0.140%, 07/16/14	3,000	2,999
0.170%, 08/05/14	13,000	12,996
0.170%, 08/05/14	3,000	2,999
0.160%, 08/11/14	3,000	2,999

See Notes to Financial Statements.

	Par (000)	Value (000)
ASSET-BACKED COMMERCIAL PAPER† — continued
Financial Services — continued
Old Line Funding
0.170%, 07/17/14	$6,550	$6,549
Regency Market No. 1 LLC
0.140%, 06/16/14	4,660	4,660
0.140%, 06/20/14	11,000	10,999
Sheffield Receivables
0.170%, 06/10/14	6,000	6,000
0.180%, 07/24/14	11,500	11,497
0.170%, 08/06/14	5,000	4,998
0.180%, 08/12/14	11,235	11,231
Starbird Funding
0.220%, 06/04/14	29,000	29,000
Sydney Capital
0.170%, 06/12/14	10,000	9,999
Thunder Bay Funding LLC
1.000%, 08/26/14	3,350	3,349
Victory Receivables
0.150%, 07/01/14	6,000	5,999

		308,412

Total Asset-Backed Commercial Paper (Cost $308,412)		308,412

COMMERCIAL PAPER† — 31.0%
Banks — 25.5%
Abbey National North America
0.180%, 06/04/14	1,650	1,650
0.260%, 07/02/14	10,650	10,648
0.270%, 08/06/14	6,500	6,497
0.180%, 08/28/14	8,000	7,997
Australia & New Zealand Banking Group
1.000%, 07/24/14	5,000	4,999
0.160%, 09/15/14	17,000	16,992
Bank of Nova Scotia
0.175%, 07/02/14	5,700	5,699
Bank of Tokyo-Mitsubishi
0.150%, 06/04/14	5,600	5,600
0.160%, 07/29/14	10,000	9,997
BNP Paribas Finance
0.230%, 06/02/14	5,900	5,900
0.190%, 07/01/14	3,860	3,859
Commonwealth Bank of Australia
0.140%, 07/30/14	13,000	12,997
DnB Bank ASA
0.190%, 07/11/14	6,000	5,999
0.165%, 08/06/14	12,500	12,496
0.220%, 09/16/14	2,700	2,698
0.210%, 09/24/14	5,000	4,997
HSBC USA
0.180%, 06/20/14	10,000	9,999
0.200%, 06/20/14	5,000	4,999
0.180%, 08/04/14	6,000	5,998
0.230%, 08/11/14	9,000	8,996
JPMorgan Securities
0.200%, 07/16/14	13,500	13,497
National Australia Funding
0.130%, 08/11/14	4,350	4,349
0.110%, 08/26/14	10,000	9,997
Nordea Bank AB
0.165%, 06/16/14	12,500	12,499
0.180%, 08/01/14	18,500	18,494

	Par (000)	Value (000)

Overseas-Chinese Banking
0.190%, 07/28/14	$3,000	$2,999
Rabobank USA Financial
0.210%, 11/07/14	12,000	11,989
Standard Chartered Bank
0.160%, 06/06/14	28,500	28,499
0.180%, 08/18/14	7,000	6,997
0.190%, 08/22/14	3,000	2,999
Svenska Handelsbanken
0.170%, 06/26/14	11,400	11,399
Toronto Dominion Holdings
0.110%, 06/30/14	12,000	11,999
UBS Finance
0.170%, 08/29/14	7,000	6,997
Westpac Banking
0.222%, 06/13/14	12,000	12,000

		303,731

Financial Services — 3.2%
American Honda Finance
0.070%, 06/11/14	4,000	4,000
CPPIB Capital
0.140%, 07/25/14	2,588	2,587
JPMorgan Securities
0.220%, 07/29/14	8,800	8,797
Northwestern University
0.100%, 06/27/14	6,000	6,000
Toyota Motor Credit
0.170%, 07/28/14	7,000	6,998
0.130%, 08/18/14	5,000	4,999
Toyota Motor Credit (MTN) (FRN)
0.239%, 10/08/14	4,000	4,000

		37,381

Food, Beverage & Tobacco — 0.2%
Coca-Cola
0.170%, 06/02/14	2,500	2,500

Healthcare — 2.1%
Catholic Health Initiatives
0.160%, 06/09/14	5,500	5,500
0.160%, 08/12/14	8,800	8,797
0.170%, 09/03/14	3,200	3,199
0.180%, 09/04/14	7,443	7,439

		24,935

Total Commercial Paper
(Cost $368,547)		368,547

CORPORATE BONDS — 1.5%
Banks — 1.5%
Australia & New Zealand Banking Group
3.700%, 01/13/15 144A	2,800	2,858
Commonwealth Bank of Australia
1.950%, 03/16/15	6,900	6,984
Wells Fargo Bank NA (MTN) (FRN)
0.283%, 06/15/15	8,000	8,000

		17,842

Total Corporate Bonds (Cost $17,842)		17,842

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  M o n e y  M a r k e t   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
FUNDING AGREEMENT — 0.7%
New York Life Funding Agreement
0.237%, 06/13/14 (A)	$8,000	$8,000

Total Funding Agreement (Cost $8,000)		8,000

MUNICIPAL SECURITIES — 9.5%
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, Yale University (RB) Series V-1 (VRDN) 0.030%, 06/06/14	7,800	7,800
Connecticut State Health & Educational Facility Authority, Yale University (RB) Series X-2 (VRDN) 0.030%, 06/06/14	10,000	10,000

		17,800

Mississippi — 1.2%
Mississippi Business Finance Corporation, Chevron USA, Inc. Project (RB) Series C (VRDN) 0.040%, 06/06/14	6,000	6,000
Mississippi Business Finance Corporation, Chevron USA, Inc. Project (RB) Series E (VRDN) 0.060%, 06/02/14	8,000	8,000

		14,000

Ohio — 3.3%
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System (RB) Series B-4 (VRDN) 0.030%, 06/02/14	10,260	10,260
Ohio State (GO) Series B (VRDN) 0.040%, 06/06/14	11,300	11,300
Ohio State Common Schools (GO) Series B (VRDN) 0.040%, 06/06/14	3,555	3,555
Ohio State University (RB) Series B (VRDN) 0.040%, 06/06/14	14,115	14,115

		39,230

Texas — 2.6%
Harris County Cultural Education Facilities Finance Corporation, Methodist Hospital System (RB) Sub-Series C-1 (VRDN) 0.070%, 06/02/14	12,350	12,350
Harris County Health Facilities Development Corporation, Methodist Hospital System (RB) Series A-1 (VRDN) 0.070%, 06/02/14	3,845	3,845
Harris County Health Facilities Development Corporation, Methodist Hospital System (RB) Series A-2 (VRDN) 0.070%, 06/02/14	1,100	1,100

	Par (000)	Value (000)

Red River Education Financing Corporation, Texas Christian University Project (RB) (SBPA - Northern Trust) (VRDN) 0.060%, 06/06/14	$14,500	$14,500

		31,795

Virginia — 0.9%
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series E (VRDN) 0.040%, 06/06/14	5,100	5,100
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series F (VRDN) 0.040%, 06/06/14	5,700	5,700

		10,800

Total Municipal Securities (Cost $113,625)		113,625

U.S. GOVERNMENT AGENCY OBLIGATION — 0.5%

Federal Home Loan Bank — 0.5%
Federal Home Loan Bank (DN) 0.055%, 08/15/14	6,000	5,999

Total U.S. Government Agency Obligation (Cost $5,999)		5,999

	Number of Shares

MONEY MARKET FUND — 2.5%
BlackRock Liquidity Funds TempFund Portfolio††	30,000,000	30,000

Total Money Market Fund (Cost $30,000)		30,000

See Notes to Financial Statements.

	Par (000)	Value (000)
REPURCHASE AGREEMENTS††† — 15.5%

Deutsche Bank Securities, Inc.

0.080% (dated 05/30/14, due 06/02/14, repurchase price $41,000,273, collateralized by
Federal Home Loan Mortgage Corporation
Bonds, Federal National Mortgage Association
Bonds and Government National Mortgage
Association Bonds, 3.000% to 6.000%, due
12/01/26 to 11/01/43, total value
$41,820,000)	$41,000	$41,000

Goldman Sachs & Co.

0.060% (dated 05/30/14, due 06/02/14, repurchase price $21,000,105, collateralized by
Federal Home Loan Mortgage Corporation
Bond and Federal National Mortgage
Association Bond, 3.000% to 4.000%, due
03/01/27 to 05/01/44, total value
$21,420,000) (B)	21,000	21,000

0.180% (dated 10/08/13, due 06/27/14, repurchase price $18,023,580, collateralized by
Certificates of Deposit, Commercial Paper,
Corporate Bonds, and Medium Term Notes,
0.000% to 8.250%, due 06/06/14 to 12/13/23, total value $18,814,566) (A) (B)	18,000	18,000

HSBC Securities USA

0.080% (dated 05/30/14, due 06/02/14, repurchase price $32,000,213, collateralized by
Federal National Mortgage Association Bonds,
2.500% to 4.500%, due 06/01/23 to 02/01/44, total value $32,644,331)	32,000	32,000

Merrill Lynch Pierce Fenner and Smith

0.080% (dated 05/30/14, due 06/02/14, repurchase price $34,895,233, collateralized by
Government National Mortgage Association
Bonds, 3.000% to 4.500%, due 01/20/29 to
03/20/44, total value $35,592,900)	34,895	34,895

Toronto Dominion Securities LLC

0.080% (dated 05/30/14, due 06/02/14, repurchase price $37,000,247, collateralized by
Federal National Mortgage Association Bond,
4.500%, due 12/01/43, total value
$37,740,001)	37,000	37,000

Total Repurchase Agreements (Cost $183,895)		183,895

TOTAL INVESTMENTS — 101.6% (Cost $1,208,723)*		1,208,723
Other Assets & Liabilities — (1.6)%		(19,279)

TOTAL NET ASSETS — 100.0%		$1,189,444

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	Affiliated Holding. See Note 3 in Notes to Financial Statements.
†††	As of May 31, 2014, the gross value of repurchase agreements was $183,895 (000) and the value of collateral received, excluding excess, was $183,895 (000). See Note 2 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $26,000 (000) and represents 2.2% of net assets as of May 31, 2014.
(B)	Total value of Goldman Sachs & Co. Repurchase Agreements $39,000 (000) (collateral value of $40,235 (000)).
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $12,633 (000) and represents 1.1% of net assets as of May 31, 2014.

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  M o n e y  M a r k e t  F u n d

S C H E D U L E  OF  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Asset-Backed Commercial Paper	$–	$308,412	$–	$308,412
Asset-Backed Securities	–	31,930	–	31,930
Certificates of Deposit	–	140,473	–	140,473
Commercial Paper	–	368,547	–	368,547
Corporate Bonds	–	17,842	–	17,842
Funding Agreement	–	8,000	–	8,000
Money Market Fund	30,000	–	–	30,000
Municipal Securities	–	113,625	–	113,625
Repurchase Agreements	–	183,895	–	183,895
U.S. Government Agency Obligation	–	5,999	–	5,999

Total Assets - Investments in Securities	$30,000	$1,178,723	$–	$1,208,723

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 25.2%
U.S. Treasury Bills† — 6.9%
0.093%, 06/05/14	$2,000	$2,000
0.001%, 06/26/14	5,000	5,000
0.082%, 06/26/14	2,000	2,000
0.060%, 07/17/14	2,000	2,000
0.080%, 04/30/15	2,000	1,998

		12,998

U.S. Treasury Notes — 18.3%
0.250%, 06/30/14	2,500	2,500
2.625%, 06/30/14	3,400	3,407
0.125%, 07/31/14	5,000	5,000
0.500%, 08/15/14	2,000	2,002
0.250%, 09/15/14	500	500
0.250%, 09/30/14	2,000	2,001
0.500%, 10/15/14	3,500	3,505
0.375%, 11/15/14	3,000	3,004
0.250%, 12/15/14	3,000	3,003
0.250%, 01/15/15	3,000	3,004
0.250%, 02/15/15	3,000	3,004
0.075%, 01/31/16 (FRN)	3,300	3,300

		34,230

Total U.S. Treasury Obligations (Cost $47,228)		47,228

	Number of Shares
MONEY MARKET FUND — 2.5%
Invesco Treasury Portfolio	4,709,809	4,710

Total Money Market Fund (Cost $4,710)		4,710

	Par (000)	Value (000)
REPURCHASE AGREEMENTS†† — 70.4%

Deutsche Bank Securities, Inc.

0.070% (dated 05/30/14, due 06/02/14, repurchase price $30,000,175, collateralized by U.S. Treasury Note, 4.250%, due 08/15/14, total value $30,600,088)	$30,000	$30,000

HSBC Securities USA

0.060% (dated 05/30/14, due 06/02/14, repurchase price $30,000,150 collateralized by U.S. Treasury Bonds, 3.125% to 4.500%, due 02/15/36 to 11/15/41, total value $30,604,079)	30,000	30,000

Merrill Lynch Pierce Fenner and Smith

0.060% (dated 05/30/14, due 06/02/14, repurchase price $26,000,130, collateralized by U.S. Treasury Note, 2.125%, due 08/15/21, total value $26,520,074)	26,000	26,000

Toronto Dominion Securities LLC

0.060% (dated 05/30/14, due 06/02/14, repurchase price $20,000,100, collateralized by U.S. Treasury Note, 1.500%, due 08/31/18, total value $20,400,071)	20,000	20,000

UBS Securities LLC

0.060% (dated 05/30/14, due 06/02/14, repurchase price $26,000,130, collateralized by U.S. Treasury Note, 0.750%, due 02/28/18, total value $26,520,002)	26,000	26,000

Total Repurchase Agreements (Cost $132,000)		132,000

TOTAL INVESTMENTS — 98.1% (Cost $183,938)*		183,938
Other Assets & Liabilities — 1.9%		3,515
TOTAL NET ASSETS — 100.0%		$187,453

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	As of May 31, 2014, the gross value of repurchase agreements was $132,000 (000) and the value of collateral received, excluding excess, was $132,000 (000). See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Money Market Fund	$4,710	$–	$–	$4,710
Repurchase Agreements	–	132,000	–	132,000
U.S. Treasury Obligations	–	47,228	–	47,228

Total Assets - Investments in Securities	$4,710	$179,228	$–	$183,938

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

P N C  A d v a n t a g e  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1,  2 0 1 4

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund

ASSETS
Investments in non-affiliates at value	$39,889	$994,828	$51,938
Investments in affiliates at value	–	30,000	–
Investments in repurchase agreements at value	33,058	183,895	132,000

Total Investments at value(1)	72,947	1,208,723	183,938

Cash	–	17,499	–
Receivable for shares of beneficial interest issued	–	1,345	798
Maturities receivable	–	–	3,000
Interest receivable	23	155	62
Receivable from Adviser	9	–	13
Prepaid expenses	20	28	22
Other assets	5	107	8

Total Assets	73,004	1,227,857	187,841

LIABILITIES
Payable for shares of beneficial interest redeemed	1,531	38,094	354
Dividends payable
Institutional Class	1	37	2
Advisor Class	–	14	–
Investment advisory fees payable	–	31	–
Administration fees payable	4	33	8
Custodian fees payable	2	9	3
Transfer agent fees payable	1	7	–
Trustees’ deferred compensation payable	5	107	8
Trustees’ fees payable	1	13	2
Other liabilities	9	68	11

Total Liabilities	1,554	38,413	388

TOTAL NET ASSETS	$71,450	$1,189,444	$187,453

Investments in non-affiliates at cost	$39,889	$994,828	$51,938
Investments in affiliates at cost	–	30,000	–
Investments in repurchase agreements at cost	33,058	183,895	132,000

(1) Total Investments at cost	$72,947	$1,208,723	$183,938

See Notes to Financial Statements.

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund
NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$71,452	$1,189,482	$187,457
Distributions in Excess of Net Investment Income	(2)	(38)	(4)

Total Net Assets	$71,450	$1,189,444	$187,453

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Institutional shares	$62,923,707	$907,577,994	$174,871,335

Institutional shares outstanding	62,930,186	907,560,861	174,879,043

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Advisor shares	$8,526,310	$281,865,642	$10,980,194

Advisor shares outstanding	8,526,598	281,872,436	10,980,479

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Service shares	$10	$10	$1,601,063

Service shares outstanding	10	10	1,601,400

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

See Notes to Financial Statements.

P N C  A d v a n t a g e  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 4

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund
Investment Income:
Interest	$69	$1,542	$106
Income from affiliate(1)	–	11	–
Total Investment Income	69	1,553	106
Expenses:
Investment advisory fees	124	1,576	276
Administration fees	43	270	67
Transfer agent fees	7	73	15
Custodian fees	14	46	19
Professional fees	18	145	35
Pricing service fees	2	9	2
Printing and shareholder reports	4	26	8
Registration and filing fees	35	54	35
Trustees’ fees	3	43	9
External vendor reporting	10	17	11
Miscellaneous	3	36	7
Total Expenses	263	2,295	484
Less:
Waiver of investment advisory fees(1)	(124)	(1,267)	(276)
Expense reimbursement(1)	(78)	–	(120)
Net Expenses	61	1,028	88
Net Investment Income (Loss)	8	525	18
Net Increase (Decrease) in Net Assets Resulting from Operations	$8	$525	$18

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  A d v a n t a g e  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Institutional Government Money Market Fund		Institutional Money Market Fund
	For the Year Ended		For the Year Ended

	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
Investment Activities:
Net investment income (loss)	$ 8	$ 9	$ 525	$ 449
Net realized gain (loss) on investments sold	–	1	–	5
Net increase (decrease) in net assets resulting from operations	8	10	525	454
Dividends to Shareholders:
Dividends from net investment income:
Institutional Shares	(8)	(10)	(394)	(374)
Advisor Shares	(1)	(1)	(141)	(83)
Total dividends	(9)	(11)	(535)	(457)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Shares	113,091	112,355	3,041,124	2,390,203
Advisor Shares	32,063	58,718	970,241	726,808
Service Shares	3,139	–	–	–
Reinvestment of dividends:
Institutional Shares	–	–	22	13
Total proceeds from shares issued and reinvested	148,293	171,073	4,011,387	3,117,024
Value of shares redeemed:
Institutional Shares	(124,926)	(130,397)	(2,767,644)	(2,590,229)
Advisor Shares	(33,395)	(50,101)	(906,574)	(628,114)
Service Shares	(3,139)	–	–	–
Total value of shares redeemed	(161,460)	(180,498)	(3,674,218)	(3,218,343)
Increase (decrease) in net assets from share transactions	(13,167)	(9,425)	337,169	(101,319)
Total increase (decrease) in net assets	(13,168)	(9,426)	337,159	(101,322)
Net Assets:
Beginning of year	84,618	94,044	852,285	953,607
End of year*	$ 71,450	$ 84,618	$ 1,189,444	$ 852,285

*Including undistributed (distributions in excess of) net investment income	$ (2)	$ (1)	$ (38)	$ (28)

See Notes to Financial Statements.

P N C  A d v a n t a g e  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Institutional Treasury Money Market Fund
	For the Year Ended

	May 31, 2014	May 31, 2013
Investment Activities:
Net investment income (loss)	$ 18	$ 15
Net realized gain (loss) on investments sold	–	1
Net increase (decrease) in net assets resulting from operations	18	16
Dividends to Shareholders:
Dividends from net investment income:
Institutional Shares	(20)	(15)
Advisor Shares	(1)	(1)
Service Shares	–	(1)
Total dividends	(21)	(17)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Shares	550,608	506,015
Advisor Shares	38,661	21,894
Service Shares	1,654	60,144
Reinvestment of dividends:
Institutional Shares	1	1
Total proceeds from shares issued and reinvested	590,924	588,054
Value of shares redeemed:
Institutional Shares	(490,797)	(502,689)
Advisor Shares	(36,092)	(17,100)
Service Shares	(2,764)	(68,582)
Total value of shares redeemed	(529,653)	(588,371)
Increase (decrease) in net assets from share transactions	61,271	(317)
Total increase (decrease) in net assets	61,268	(318)
Net Assets:
Beginning of year	126,185	126,503
End of year*	$ 187,453	$ 126,185

*Including undistributed (distributions in excess of) net investment income	$ (4)	$ (1)

See Notes to Financial Statements.

P N C  A d v a n t a g e  F u n d s

N O T E S  T O  F I N A N C I A L   S T A T E M E N T S

M a y  3 1 ,  2 0 1 4

1. Fund Organization

PNC Advantage Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Trust currently offers three diversified investment portfolios, PNC Advantage Institutional Government Money Market Fund, PNC Advantage Institutional Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund (individually, a “Fund”, collectively, the “Funds”). Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class is sold without a sales charge, represents an interest in the same portfolio of investments of the Funds, and is substantially the same in all respects, except that the Advisor and Service Shares are subject to a shareholder services fee.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The investments of the Funds, other than investments in other money market funds, funding agreements and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2014 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

Investments in repurchase agreements and funding agreements are generally valued at par each business day.

Fair value represents the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

—	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

—	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

Fixed Income Securities, Short Term Obligations Valued at Amortized Cost and Funding and Repurchase Agreements Valued at Par – independent pricing service-supplied valuations or quoted prices for similar securities or obligations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of securities or obligations of comparable quality, stability,

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risk, coupon, collateral (as applicable), maturity, type, trading factors, multiple indications of value from dealers or other financial institutions that trade the securities or obligations.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments; or, the significant use of unobservable inputs or stale inputs.

Each Fund recognizes transfers into and out of levels at the end of the reporting period.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2014 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Expenses common to all of the Funds are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with a value no less than the repurchase price (including accrued interest). A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. If the seller defaults on its repurchase obligation, a Fund maintains the right to sell the underlying securities at market value. Upon an event of default under the Master Repurchase Agreement, if the seller defaults and the value of the collateral security declines or if the seller enters an insolvency proceeding, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral security and recovery of any losses incurred.

At period end, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral received exceeded the value of the repurchase agreements as of May 31, 2014.

Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Yankee Obligations

Institutional Money Market Fund may invest in Yankee obligations. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; currency fluctuation and expropriation or nationalization of foreign issuers. However, Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and calculated at an annual rate of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the fiscal year ended May 31, 2014.

	Annual Rate	Fee Waiver	Expense Reimbursement
Institutional Government Money Market Fund*	0.15%	0.15%	0.10%
Institutional Money Market Fund*	0.15%	0.12%	0.00%
Institutional Treasury Money Market Fund*	0.15%	0.15%	0.07%
*

The Adviser voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.01% for Institutional Government Money Market Fund and Institutional Treasury Money Market Fund and at least 0.05% for Institutional Money Market Fund. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Advisor and Service Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Advisor and Service Shares in consideration for payment of up to 0.10% and 0.25% of the average daily net assets attributable to Advisor and Service Shares, respectively.

The Funds suspended accrual and payment of Shareholder Services Fees effective January 1, 2010. This suspension is voluntary and may be changed at any time.

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Trustees’ Fees

For his or her service as a Trustee of the Trust and PNC Funds, each Trustee receives an annual consolidated fee of $76,000 plus $7,250 for each quarterly Board meeting attended in person, and such amount, up to a maximum of $3,250, as may be determined for attendance at special Board meetings convened as necessary, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Funds, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and PNC Funds based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon received fees at the annual rate of 0.0125% of each Fund’s first $1 billion of average daily net assets and 0.010% of each Fund’s average daily net assets in excess of $1 billion. The Adviser received 0.010% of each Fund’s average net assets. BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Fund

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. PNC Advantage Institutional Money Market Fund invests in the BlackRock Liquidity Funds TempFund Portfolio, details of which are included in the Fund’s Schedule of Investments. The investments in BlackRock Funds increased by $15,000,000 during the fiscal year ended May 31, 2014.

Dividends received from such investment are reported as “Income from affiliate” in the Fund’s Statement of Operations.

4. Custodian and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for PNC Funds. The Custodian fees for the Trust and PNC Funds are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and PNC Funds, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and PNC Funds and 0.001% of the combined average daily gross assets in excess of $10 billion of the Trust and PNC Funds. The Custodian fees are allocated to the Trust and PNC Funds based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

5. Federal Income Taxes

Each of the Funds intends to continue to qualify for tax treatment as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the the fiscal year ended ended May 31, 2014 and for each Fund’s open tax years (years ended May 31, 2011 through May 31, 2013) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 were as follows:

Ordinary Income (000)
Institutional Government Money Market Fund
2014	$10
2013	13
Institutional Money Market Fund
2014	522
2013	494
Institutional Treasury Money Market Fund
2014	21
2013	10

As of May 31, 2014, the components of total net assets on a tax basis were as follows:

	Paid-in Capital (000)	Undistributed Ordinary Income (000)	Other Temporary Differences (000)	Total Net Assets (000)
Institutional Government Money Market Fund	$71,452	$1	$(3)	$71,450
Institutional Money Market Fund	1,189,482	13	(51)	1,189,444
Institutional Treasury Money Market Fund	187,457	1	(5)	187,453

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2014:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gain (Loss) (000)
Institutional Money Market Fund	$–*	$–*

*Amount represents less than $500.

6. Market and Credit Risk

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

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Each of the Funds may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, and third party insurance.

7. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

8. Expense Reimbursement from Underwriter

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Advisor Shares of Institutional Money Market Fund in the amount of $237. This reimbursement, which was paid on June 12, 2014, represents shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Advisor Class shareholders. This amount is included, but not separately disclosed as the amount is less than $500, in the Fund’s Statement of Assets and Liabilities and Statement of Operations.

9. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

10. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. There were no material subsequent events identified which required adjustment to, or additional disclosure in, the financial statements.

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P R O X Y  V O T I N G  A N D  Q U A R T E R L Y  S C H E D U L E S  O F  I N V E S T M E N T S

(U n a u d i t e d)

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-364-4890, visiting the Trust’s website at pncfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-364-4890 or visiting the Trust’s website at pncfunds.com. They also are available on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Advantage Funds can be found by visiting the Funds’ website at pncfunds.com.

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P N C  A D V A N T A G E  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

•	Account History. including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

•	As Authorized – if you request or authorize the disclosure of the information.

•

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-364-4890 for PNC Advantage Funds.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.
(2)	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

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Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description. However, with the recent appointment of a new President and Chief Compliance Officer for the Registrant, the Code has been amended to update it with the new individuals filling such roles, who are subject to the Code. A copy of the Code with such updates is included.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Dorothy A. Berry, L. White Matthews III and Stephen M. Todd is each qualified to serve as an Audit Committee financial expert serving on its Audit Committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the Registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $63,150 and $60,905 for the fiscal years ended May 31, 2014 and 2013, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2014 and 2013, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $2,016 and $1,938 for the fiscal years ended May 31, 2014 and 2013, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2014 and 2013, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)

There were no percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)

Pursuant to the “Iran Threat Reduction and Syria Human Rights Act of 2012” (the “Act”) please indicate whether the Registered Investment Company or any of its other affiliates has made investments or has engaged in specific activities in Iran within its last fiscal year end. A registered investment company or its affiliates will be required to disclose its activities if it has done the following: (i) knowingly engaged in an activity described in subsection (a) or (b) of Section 5 of the Iran Sanctions Act of 1996; (ii) knowingly engaged in any activity described in subsection (c)(2) of section 104 of the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, or a transaction described in section (d)(l) of that section; (iii) knowingly conducted any transaction or dealing with: (a) any person the property and interests in property of which are blocked pursuant to Executive Order No. 13224; (b) any person the property and interests in property of which are blocked pursuant to Executive Order No. 13382; and (c) any person or entity identified under section 560.304 of title 31, Code of Federal Regulations; or (iv) knowingly conducting any transaction or dealing with any person defined as the “Government of Iran” in 31 CFR 560.304 without specific authorization of a Federal department or agency.

Neither the Registrant nor any of its other affiliates has knowingly made investments or has knowingly engaged in specific activities in Iran within its last fiscal year end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PNC Advantage Funds

By (Signature and Title)*	/s/ Jennifer Spratley
Jennifer Spratley, President
(principal executive officer)

Date	8/11/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jennifer Spratley
Jennifer Spratley, President
(principal executive officer)

Date	8/11/2014

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer
(principal financial officer)

Date	8/11/2014

*	Print the name and title of each signing officer under his or her signature.